EXHIBIT 99.2

DTE Energy®

4Q 2012

Supplemental Financial Information

DTE Energy Company
Consolidated Statements of Financial Position

	December 31
	2012	2011
	(In millions)
ASSETS
Current Assets
Cash and cash equivalents	$65	$68
Restricted cash, principally Securitization	122	147
Accounts receivable (less allowance for doubtful accounts of $62 and $162, respectively)
Customer	1,336	1,317
Other	126	90
Inventories
Fuel and gas	527	572
Materials and supplies	234	219
Deferred income taxes	21	51
Derivative assets	108	222
Regulatory assets	182	314
Other	194	196
	2,915	3,196
Investments
Nuclear decommissioning trust funds	1,037	937
Other	554	525
	1,591	1,462
Property
Property, plant and equipment	23,631	22,541
Less accumulated depreciation, depletion and amortization	(8,947)	(8,795)
	14,684	13,746
Other Assets
Goodwill	2,018	2,020
Regulatory assets	4,235	4,539
Securitized regulatory assets	413	577
Intangible assets	135	73
Notes receivable	112	123
Derivative assets	39	74
Other	197	199
	7,149	7,605
Total Assets	$26,339	$26,009

DTE Energy Company
Consolidated Statements of Financial Position — (Continued)

	December 31
	2012	2011
	(In millions, except shares)
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$848	$782
Accrued interest	93	95
Dividends payable	107	99
Short-term borrowings	240	419
Current portion long-term debt, including capital leases	817	526
Derivative liabilities	125	158
Other	538	549
	2,768	2,628
Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	6,220	6,405
Securitization bonds	302	479
Junior subordinated debentures	480	280
Capital lease obligations	12	23
	7,014	7,187
Other Liabilities
Deferred income taxes	3,191	3,116
Regulatory liabilities	1,031	1,019
Asset retirement obligations	1,719	1,591
Unamortized investment tax credit	56	65
Derivative liabilities	26	89
Accrued pension liability	1,498	1,298
Accrued postretirement liability	1,160	1,484
Nuclear decommissioning	159	148
Other	306	331
	9,146	9,141
Commitments and Contingencies
Equity
Common stock, without par value, 400,000,000 shares authorized, 172,351,680 and 169,247,282 shares issued and outstanding, respectively	3,587	3,417
Retained earnings	3,944	3,750
Accumulated other comprehensive loss	(158)	(158)
Total DTE Energy Company Equity	7,373	7,009
Noncontrolling interests	38	44
Total Equity	7,411	7,053
Total Liabilities and Equity	$26,339	$26,009

DTE Energy Company
Consolidated Statements of Cash Flows

	Year Ended December 31
	2012	2011	2010
	(In millions)
Operating Activities
Net income	$618	$720	$639
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	1,018	995	1,027
Deferred income taxes	47	220	457
Loss on sale of non-utility business	83	—	—
Asset (gains) and losses, reserves and impairments, net	1	(21)	(5)
Changes in assets and liabilities, exclusive of changes shown separately	442	94	(293)
Net cash from operating activities	2,209	2,008	1,825
Investing Activities
Plant and equipment expenditures — utility	(1,451)	(1,382)	(1,011)
Plant and equipment expenditures — non-utility	(369)	(102)	(88)
Proceeds from sale of non-utility business	255	—	—
Proceeds from sale of assets	38	18	56
Restricted cash for debt redemption, principally Securitization	2	(5)	(32)
Acquisition, net of cash acquired	(198)	—	—
Proceeds from sale of nuclear decommissioning trust fund assets	97	80	377
Investment in nuclear decommissioning trust funds	(102)	(97)	(410)
Consolidation of VIEs	—	—	19
Investment in Millennium Pipeline Project	—	(3)	(49)
Other	(41)	(69)	(88)
Net cash used for investing activities	(1,769)	(1,560)	(1,226)
Financing Activities
Issuance of long-term debt	759	1,179	614
Redemption of long-term debt	(639)	(1,455)	(663)
Short-term borrowings, net	(179)	269	(177)
Issuance of common stock	39	—	36
Repurchase of common stock	—	(18)	—
Dividends on common stock	(407)	(389)	(360)
Other	(16)	(31)	(36)
Net cash used for financing activities	(443)	(445)	(586)
Net Increase (Decrease) in Cash and Cash Equivalents	(3)	3	13
Cash and Cash Equivalents at Beginning of Period	68	65	52
Cash and Cash Equivalents at End of Period	$65	$68	$65

DTE Electric Company
Consolidated Statements of Operations

	Year Ended December 31
	2012	2011	2010
	(In millions)
Operating Revenues	$5,291	$5,152	$4,993
Operating Expenses
Fuel and purchased power	1,758	1,716	1,580
Operation and maintenance	1,429	1,369	1,305
Depreciation and amortization	822	813	849
Taxes other than income	256	240	237
Asset (gains) losses and reserves, net	(2)	12	(6)
	4,263	4,150	3,965
Operating Income	1,028	1,002	1,028
Other (Income) and Deductions
Interest expense	272	289	313
Interest income	(1)	—	(1)
Other income	(53)	(47)	(39)
Other expenses	42	56	44
	260	298	317
Income Before Income Taxes	768	704	711
Income Tax Expense	282	267	270
Net Income	$486	$437	$441

DTE Gas Company
Consolidated Statements of Operations

	Year Ended December 31
	2012	2011	2010
	(In millions)
Operating Revenues	$1,293	$1,483	$1,628
Operating Expenses
Cost of gas	536	729	855
Operation and maintenance	380	390	373
Depreciation and amortization	92	89	92
Taxes other than income	53	53	54
	1,061	1,261	1,374
Operating Income	232	222	254
Other (Income) and Deductions
Interest expense	59	63	66
Interest income	(7)	(7)	(9)
Other income	(9)	(7)	(6)
Other expenses	25	5	5
	68	54	56
Income Before Income Taxes	164	168	198
Income Tax Expense	50	59	68
Net Income	$114	$109	$130

DTE Energy Debt/Equity Calculation
As of December 31, 2012
($ millions)

Short-term borrowings	$240
Current portion of long-term debt, including capital leases	817
Mortgage bonds, notes and other	6,220
Securitization bonds, excluding current portion	302
Capital lease obligations	12
Other adjustments	146
less Securitization bonds, including current portion	(479)
50% Junior Subordinated Debentures	240
Total debt	7,498

50% Junior Subordinated Debentures	240
Total preferred/ other	240

Equity	7,373

Total capitalization	$15,111

Debt	49.6%
Junior Subordinated Debentures	1.6%
Common shareholders' equity	48.8%

Total	100%

Sales Analysis - Q4 2012

Electric Sales - DTE Electric Service Area (GWh)				Electric Billings - DTE Electric Service Area (000s)

	Q4 2012	Q4 2011	% Change		Q4 2012	Q4 2011	% Change
Residential	3,486	3,549	(2)%	Residential	$530,776	$503,087	6%
Commercial	4,099	4,029	2%	Commercial	461,966	420,851	10%
Industrial	2,344	2,386	(2)%	Industrial	187,118	171,790	9%
Other (a)	241	263	(8)%	Other (b)	26,153	51,516	(49)%
	10,170	10,227	(1)%		$1,206,013	$1,147,244	5%
Choice	1,258	1,341	(6)%	Choice	23,829	23,811	—%
TOTAL SALES	11,428	11,568	(1)%	TOTAL	$1,229,842	$1,171,055	5%
________________				________________
(a) 2011 excludes 530 GWh related to a wholesale contract terminated Dec 2011				(b) 2011 includes $23,588k related to a wholesale contract terminated Dec 2011

Gas Sales - DTE Gas Service Area (MMcf)				Gas Billings - DTE Gas Service Area (000s)

	Q4 2012	Q4 2011	% Change		Q4 2012	Q4 2011	% Change
Residential	28,985	27,022	7%	Residential	$252,950	$241,667	5%
Commercial	6,188	5,999	3%	Commercial	52,771	51,817	2%
Industrial	166	198	(16)%	Industrial	1,290	1,548	(17)%
	35,339	33,219	6%		$307,011	$295,032	4%
End User Transportation*	41,829	36,446	15%	End User Transportation*	60,805	52,343	16%
TOTAL SALES	77,168	69,665	11%	TOTAL	$367,816	$347,375	6%
________________				________________
* Includes choice customers				* Includes choice customers

Weather

Cooling Degree Days				Heating Degree Days
DTE Electric service territory				DTE Gas service territory
	Q4 2012	Q4 2011	% Change		Q4 2012	Q4 2011	% Change
Actuals	—	—	—%	Actuals	2,088	1,905	10%
Normal	—	—	—%	Normal	2,208	2,255	(2)%
Deviation from normal	—%	—%		Deviation from normal	(5)%	(16)%

Earnings Impact of Weather
Variance from normal weather (millions, after-tax)
	Q4 2012	Q4 2011
DTE Electric*	$(5)	$—
DTE Gas	(3)	(12)
________________
* Pre Nov 2011, DTE Electric Company's earnings not significantly affected by weather due to the RDM mechanism. RDM was discontinued starting in Nov 2011.

Sales Analysis - YTD December 31, 2012

Electric Sales - DTE Electric Service Area (GWh)				Electric Billings - DTE Electric Service Area (000s)

	YTD 2012	YTD 2011	% Change		YTD 2012	YTD 2011	% Change
Residential	15,666	15,907	(2)%	Residential	$2,354,092	$2,182,292	8%
Commercial	16,832	16,778	0%	Commercial	1,897,868	1,704,282	11%
Industrial	9,989	9,739	3%	Industrial	783,668	692,424	13%
Other (a)	958	1,034	(7)%	Other (b)	105,863	199,715	(47)%
	43,445	43,458	0%		$5,141,491	$4,778,713	8%
Choice	5,197	5,445	(5)%	Choice	92,138	101,482	(9)%
TOTAL SALES	48,642	48,903	(1)%	TOTAL	$5,233,629	$4,880,195	7%
________________				________________
(a) 2011 excludes 2,102 GWh related to a wholesale contract terminated Dec 2011				(b) 2011 includes $93,099k related to a wholesale contract terminated Dec 2011

Gas Sales - DTE Gas Service Area (MMcf)				Gas Billings - DTE Gas Service Area (000s)

	YTD 2012	YTD 2011	% Change		YTD 2012	YTD 2011	% Change
Residential	82,990	95,935	(13)%	Residential	$769,446	$919,359	(16)%
Commercial	18,484	23,203	(20)%	Commercial	163,512	214,079	(24)%
Industrial	885	812	9%	Industrial	6,966	6,653	5%
	102,359	119,950	(15)%		$939,924	$1,140,091	(18)%
End User Transportation*	156,637	141,233	11%	End User Transportation*	207,301	207,090	—%
TOTAL SALES	258,996	261,183	(1)%	TOTAL	$1,147,225	$1,347,181	(15)%
________________				________________
* Includes choice customers				* Includes choice customers

Weather

Cooling Degree Days				Heating Degree Days
DTE Electric service territory				DTE Gas service territory
	YTD 2012	YTD 2011	% Change		YTD 2012	YTD 2011	% Change
Actuals	1,123	1,039	8%	Actuals	5,410	6,321	(14)%
Normal	736	736	—%	Normal	6,339	6,399	(1)%
Deviation from normal	53%	41%		Deviation from normal	(15)%	(1)%

Earnings Impact of Weather
Variance from normal weather (millions, after-tax)
	YTD 2012	YTD 2011
DTE Electric*	$45	$—
DTE Gas	(28)	(1)
________________
* Pre Nov 2011, DTE Electric Company's earnings not significantly affected by weather due to the RDM mechanism. RDM was discontinued starting in Nov 2011.

DTE Electric Temperature Normal Sales Analysis - YTD December 31, 2012

Temperature Normal Electric Sales - DTE Electric Service Area (GWh)				Temperature Normal Electric Sales - DTE Electric Service Area (Includes Electric Choice) (GWh)

	YTD 2012	YTD 2011	% Change		YTD 2012	YTD 2011	% Change
Residential	15,061	15,213	(1)%	Residential	15,062	15,213	(1)%
Commercial	16,428	16,461	0%	Commercial	19,573	19,799	(1)%
Industrial	9,946	9,706	2%	Industrial	11,909	11,745	1%
Other (a)	958	1,034	(7)%	Other (a)	958	1,034	(7)%
	42,393	42,414	0%		47,502	47,791	(1)%
Choice	5,109	5,377	(5)%
TOTAL SALES	47,502	47,791	(1)%
________________
(a) 2011 excludes 2,102 GWh related to a wholesale contract terminated Dec 2011